GeoResources, Inc.
Oil & Gas Exploration and Production
October 30, 2007
October 30, 2007
CORPORATE OVERVIEW

FORWARD-LOOKING STATEMENTS
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas reserve estimates. In addition, all statements or estimates made by the company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read the December 31, 2006 Annual Report on Form 10-KSB, the March
31, 2007 and the June 30, 2007 quarterly reports on Form 10-QSB, and the proxy statement dated
February 23, 2007 and any and all other relevant documents filed with the SEC regarding information about GeoResources for meangingful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov).
THERE IS NO DUTY TO UPDATE THE STATEMENTS HEREIN.

COMPANY PROFILE
GeoResources, Inc.
NASDAQ: “GEOI”
(unaudited estimates at October 30, 2007)
 • $8.0 Million cash
 • 14.8 MMboe (excluding partnership)
 • 3,400 Boepd (excluding partnership)
 •$96.0 million debt
 • $200 million bank facility
 • $110 million borrowing base
 • 14.7 million shares outstanding
 • 5.1 million shares in public float
 • Enterprise Value $230 million(1)

(1) Enterprise Value calculated as market capitalization plus debt, minus cash and cash equivalents

2007 MAJOR EVENTS
• Merger
 • Change of management
 • Increased capitalization and operations
 • Increased market cap four-fold
• Acquisition of Austin Chalk properties
 •Formation of partnership
•Expanded acreage inventory
•Implemented drilling and development program
•October 2007 acquisition doubles reserves and
production

2007 MERGER
GeoResources, Inc. is a NASDAQ listed public
company based in Houston, TX. The company was
formerly based in Williston, ND and operated oil and
gas properties in the Williston Basin. The merger with
Southern Bay Oil & Gas, LP and Chandler Energy,
LLC was completed in April, 2007.
See www.georesourcesinc.com
Southern Bay Oil & Gas, LP was a private limited
partnership based in Houston, TX. Southern Bay’s
assets include fields in South Texas and Louisiana.
Chandler Energy, LLC was a privately owned
company based in Denver, CO. Chandler’s assets
include fields in Colorado, Utah, Montana, and
Michigan.

April 2007

MERGER PARTICIPANTS
GeoResources, Inc.
NASDAQ: “GEOI”
26.5% Ownership
of Merged Entities
Chandler Energy, LLC
et al
16.7% Ownership
of Merged Entities
Southern Bay
Oil & Gas, LP
56.8% Ownership
of Merged Entities

MAJOR ACQUISITION
Doubled the reserves and production base of
the Company
Properties located in Louisiana, the Gulf Coast,
South Texas, the Permian Basin and the Black
Warrior Basin.
Proved reserves are estimated at 16.3 Bcf and
4.9 MMBLS or 7.6 MMBOE
Current production from the properties is 5,194
Mcfd and 1,096 BOPD or 1,962 BOEPD.
Total Enterprise Value now $230 million
No additional staffing is required.

October 2007

BUSINESS STRATEGY
•Build production and cash flow base then drilling and
development inventory.
•Balanced growth
•Combination of “long life” and “high Impact”  reserves
• Control operations (typically operate most properties)
• Target low operating cost and G&A structure
• Solicit industry and institutional partners on a promoted basis
 GeoResources is focused on a balanced program
 including the acquisition of oil and gas reserves and
 exploitation, development, and exploration activities.

NEAR TERM GOALS
•Divest non-core properties
 •Streamline operations
 •Lower operating costs
 •Focus on new deals
• Implement capital development program
• Expand prospect and drilling inventory

ACQUISITION CONSIDERATIONS
• Acquire producing fields or undeveloped acreage
• Acquire corporate entities
• Retain field operating control
• Accelerate field development
• Use price hedging
• Promote in partners
 ✓ Diversification and risk management
 ✓ Enhance economics by averaging down cost

MAJOR SHAREHOLDERS
• Equity investors include Vlasic FAL LP, Wachovia Capital Partners, LLC,
 Frank A. Lodzinski and Collis P. Chandler, III and other members of management
• Board and Management control 65.4% of outstanding shares
• Management has a 17.3% ownership stake
• Vlasic and Wachovia have invested with Southern Bay management in prior companies

GeoResources, Inc.*
G3 Energy, LLC (Northern Region)
Southern Bay Energy, LLC (Southern Region)
G3 Operating, LLC
Catena Oil & Gas, LLC
Southern Bay Operating, LLC
SBE Partners, LP

CORPORATE ORGANIZATION

* GeoResources is a Houston-based holding company conducting its operations through Southern Bay Energy, LLC and G3 Energy, LLC; Catena Oil & Gas,
LLC is the general partner to the SBE partners

FRANK A. LODZINSKI
CEO & President
FRANCIS M. MURY
EVP & COO
Southern Region
ROBERT J. ANDERSON
VP Business Development
Acquisitions & Divestitures
COLLIS P. CHANDLER, III
EVP & COO
Northern Region
HOWARD E. EHLER
VP & CFO

MANAGEMENT
DIRECTORS:
Frank A. Lodzinski
Collis P. Chandler, III
Christopher W. Hunt*
Jay F. Joliat*
Scott R. Stevens*
Michael A. Vlasic
Nick Voller*
*independent directors

FRANK A. LODZINSKI
CEO & President
FRANCIS M. MURY
EVP & COO
Southern Region
ROBERT J. ANDERSON
VP Business Development
Acquisitions & Divestitures
HOWARD E. EHLER
VP & CFO
TIM MERRIFIELD
VP Exploration
Southern Region
STEVE COLLINS
VP Operations
CHRIS COTTRELL
VP Land
Southern Region
APRIL SPOLNICKI
Eng/Geo Tech
SALLY VEGA
Controller
KARI TINDER
Human Resources
Office Manager
PATRICIA RICHARDS
Geo Tech
JUANITA RAMIREZ
Prod Manager
FIELD PERSONNEL
BRANDIE MOLLARD
PAT MERCHANT
Payables Supervisor
BEVERLY SANTIN
Payables Accountant
ELLE H. HINOJOSA
Revenue Accountant
JENNIFER FALCON
Receptionist & Office Asst
LYNN CHAMPION
Prod Analyst

PERSONNEL
CORPORATE & SOUTHERN REGION

FRANK A. LODZINSKI
CEO & President
COLLIS P. CHANDLER, III
EVP & COO
Northern Region
LESLIE TAMURA
Controller
Northern Region
SARAH CARSON-LOWE
Payables Supervisor
Office Mgr./Exec. Asst.
JEFF VICKERS
VP Exp. & Develop
Williston Basin
JIM GLENN
VP Land
Northern Region
CATHY KRUSE
Administrative Manager
Investor Relations
Corporate Secretary
CONNIE HVAL
Accountant
Williston Basin
DON HOFFMAN
Inventory Controller
JEFF JENNINGS
Geologist
DIANNA LUTES
Landman
JENNIFER FOY
Landman
CINDY JOHNSON
Receptionist

PERSONNEL
NORTHERN REGION

(1)
(1))
(1) Also Reports to Chief Financial Officer

Renville-Bettineau Area
Comertown
Sioux Pass
Four Mile Creek
Flat Top
Hammond
Antrim Shale
North Hill Creek
Wolf Mountain
Yuma
Wattenberg
Putnam
Maljamar
Loco Hills
Grayburg-Jackson
Harris
M.A.K.
Wheeler
Warwink
Oak Hill
Ivan
Black Warrior Basin
Bayou Bouillion, Croc Bayou, Frog Lake
Long Prairie
Port Neches
Cordoche
Frisco
Ozona
Giddings
Keeran
Pledger
Chittim Ranch
Odem
St. Martinville
Driscoll
Grass Island
Fausse
Lake Raccourci
Elm Bay
Quarantine Bay
Delta Duck
Golden Meadow

PROPERTY MAP

GAS
35%
OIL
65%

PDP
65%
PUD
16%
PDNP
19%

PDP
$162.9 million
PDNP
$63.2 million
PUD
$48.5 million

PROVED RESERVE PROFILE

(1)
Reserves
14.8 Mmboe
(1) Data as of October 1, 2007
PV 10%
$274.6 million

PROVED RESERVES

	OIL MBBLS	GAS MMCF	MBOE
PDP	5,842	23,190	9,707
PDNP	2,061	4,329	2,783
PUD	1,791	3,365	2,352
TOTAL	9,694	30,884	14,842

PRO FORMA PRODUCTION

Q2 2007 Production	GEOI	Acquired Properties	TOTAL
Oil (Mbbls)	82	82	164
Gas (Mmcf)	361	494	855
MBOE	142	164	307
Based on second quarter 2007 actual production
Q2 Daily Average	GEOI	Acquired Properties	TOTAL
Daily Rate, boepd	1,562	1,806	3,368
Oil %	58%	50%	54%

ACREAGE

	Developed		Undeveloped		Total
	Gross	Net	Gross	Net	Gross	Net
Colorado	4,592	1,188	67,728	59,941	72,320	61,129
North Dakota	12,181	8,043	55,774	16,279	67,955	24,322
Montana	12,821	8,294	33,808	33,930	46,629	42,224
Louisiana	16,157	16,049	1,549	107	17,706	16,156
Texas	87,803	55,344	11,977	1,083	99,780	56,427
Other	27,634	26,802	10,041	6,129	37,675	32,931
TOTAL	161,188	115,720	180,877	117,469	342,065	233,189

CAPITAL EXPENDITURES
Horizontal Drilling
Rockies & Williston	$5.3
Texas	$6.2
Conventional Drilling	$3.4
Water Flood	$7.1
Exploratory Drilling	$6.0
Re-Engineering	$7.0
Other	$5.0
Total	$40.0 million
NOTE: Subject to change pending completion of
field studies. Further, timing of expenditures are
subject to change pending availability of rigs and
support services and adequate staffing to
effectively control activities and related costs.
Does not include development associated with
exploratory success. Does not include any new
acquisitions.

CAPITAL BUDGET	TOTAL
2007 (4th Quarter)	$3.0
2008	$32.0
2009	$5.0
Total	$40.0 million

UPSIDE POTENTIAL
Texas and Louisiana - Existing Producing Fields
•Horizontal drilling
•Conventional drilling
•Waterflood expansion
•Recompletions
•Deep Exploration Potential

Williston Basin - Existing Producing Fields
•Waterflood and pressure maintenance
•Horizontal drilling
•Restoring shut-in wells to production
•Recompletions
•In-fill drilling

UPSIDE POTENTIAL
Austin Chalk
•Horizontal drilling
•Five successful PUD locations drilled since acquisition
•Current dual lateral drilling - expected to be completed in December 2007
•Additional PUD locations
•Preliminary 9-12 more locations
•Workover and recompletion upside
•Additional exploratory potential on acreage
•REVERSIONARY INTEREST POTENTIAL

South Louisiana
•Shallow oil prospects, 3 wells expected to spud in November and December (5-11%
working interest, reversionary interest, generated prospect, operated)
•Shallow gas prospect, expected spud 2nd quarter 2008, pending performance of initial discovery (28% working interest, operated)
•Several additional prospects in development

UPSIDE POTENTIAL

Williston Basin - Bakken Shale
•2,200 gross acres
•50% interest in acreage
•Roosevelt County, Montana
•Similar geological characteristics to recent Marathon discovery
•Extension of Richland County, Montana Bakken Shale play
Williston Basin - Bakken Shale
•38,000+ gross acres with joint venture partner
•10% - 15% working interest in joint venture
•Mountrail County, North Dakota
•First well - January 2008
•Similar geologic characteristics to EOG’s Parshall Field discovery

PARTNERSHIP
CATENA OIL & GAS, LLC*
(not included in company reserves)
SBE PARTNERS, LP
(see map)
8.3 Mmboe
3,386 Boepd
70% developed
85% gas
Drilling and exploration upside

 • 2% GP Interest
 • Management Fee
 • 166,000 BOE
 •33% Reversionary Interest
*May be used as general partner for additional institutional partnerships or industry joint ventures

NEW MEXICO
OKLAHOMA
AR
TEXAS
LO
Giddings
SBE Partners LP Properties

PARTNERSHIP PROPERTIES

MANAGEMENT BACKGROUND
Frank A. Lodzinski has over 35 years of oil and gas industry experience. He has generated significant returns to investors in several prior entities, and has served as President of Southern Bay
Energy, LLC since its formation in October 2004. Southern Bay contributed the majority of cash and assets to the GeoResources merger. He is a certified public accountant and holds a BSBA degree in
Accounting and Finance from Wayne State University in Detroit, Michigan.
CEO & PRESIDENT
EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER
Northern Region
Collis P. Chandler, III has over 18 years of oil and gas industry experience. Mr. Chandler has been
President and sole owner of Chandler Energy, LLC since its inception in July of 2000. From 1988-2000,
Mr. Chandler served as Vice President of The Chandler Company, a privately held exploration company operating primarily in the Rocky Mountains. Mr. Chandler holds a Bachelor of Science degree from the University of Colorado, Boulder.

FRANK A. LODZINSKI
COLLIS P. CHANDLER, III

MANAGEMENT BACKGROUND
EXECUTIVE VICE PRESIDENT & CHIEF OPERATING OFFICER
Southern Region
Francis M. Mury has been active in the oil and gas industry since 1974. He has worked in several prior entities with Mr. Lodzinski since 1989. His experience extends to all facets of petroleum engineering, including reservoir engineering, drilling, and production operations, and further into petroleum economics, geology, geophysics, land and joint operations. Mr. Mury received a degree in
Computer Science (1974) from Nicholls State University, Thibodeaux, Louisiana.
VICE PRESIDENT
BUSINESS DEVELOPMENT, ACQUISITIONS & DIVESTITURES
Robert J. Anderson is a Petroleum Engineer with 19 years of domestic and international experience.
He joined Southern Bay Energy, LLC in January 2005 as Vice President, Acquisitions and Divestitures.
He has an undergraduate degree in Petroleum Engineering from the University of Wyoming (1986) and also holds an MBA, Corporate Finance, from the University of Denver (1988).

FRANCIS M. MURY
ROBERT J. ANDERSON

MANAGEMENT BACKGROUND
VICE PRESIDENT & CHIEF FINANCIAL OFFICER
Howard E. Ehler was employed as Vice President and CFO of AROC, Inc. from May 2001 through
December 2004. Since January 2005, Mr. Ehler has been employed by Southern Bay Energy, LLC as
Vice President and CFO. Mr. Ehler holds and Accounting degree from Texas Tech University and has been a certified public accountant since 1970.

HOWARD E. EHLER